FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1997

On page 15 of the prospectus, please delete the fourth and fifth paragraphs under the section entitled "Adviser's Background" and replace them with the following:

     "Todd A. Abraham has been the Fund's portfolio manager since October 1995. Mr. Abraham has been a Vice President of the Fund's investment adviser since July 1997. Mr. Abraham joined Federated Investors in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A.
     in finance from Loyola College.

     Robert E. Cauley has been the Fund's portfolio manager since October 1997. Mr. Cauley joined Federated Investors in 1996 as an
     Assistant Vice President of the Fund's adviser. Mr. Cauley served as an Associate in the Asset-Backed Securities Group at Lehman Brothers Holding, Inc. from 1994 to 1996. From 1992 to 1994, Mr. Cauley served as a Senior Associate/Corporate Finance at Barclays Bank, PLC. Mr. Cauley earned his M.S.I.A., concentrating in
     Finance and Economics, from Carnegie Mellon University."



                                                      October 30, 1997




FEDERATED INVESTORS
Federated Securities Corp., Distributor



        Cusip 314072109
        G00754-05 (10/97)
[GRAPHIC OMITTED]